Exhibit 99.1

NEWS RELEASE	Littelfuse Inc. 8755 West Higgins Road, Suite 500 Chicago, Illinois 60631 p: (773) 628-1000 f: (773) 628-0802 www.littelfuse.com
LITTELFUSE REPORTS SECOND QUARTER RESULTS FOR 2021
Record sales and earnings driven by strong business fundamentals
CHICAGO, July 28, 2021 - Littelfuse, Inc. (NASDAQ: LFUS), an industrial technology manufacturing company empowering a sustainable, connected, and safer world, today reported financial results for the second quarter ended June 26, 2021:

•Net sales of $523.5 million driven by strong demand across a number of electronics, automotive and industrial end markets, and operational execution
•GAAP operating margin was 18.4%; adjusted operating margin was 19.5%
•GAAP diluted EPS of $3.30 and adjusted diluted EPS of $3.41
•Cash flow from operations was $76.2 million and free cash flow was $58.2 million
•The company’s Board of Directors approved a 10% increase in the quarterly cash dividend from $0.48 to $0.53; this equates to an annualized dividend of $2.12 per share

“Through exceptional teamwork and strong business fundamentals, we delivered record revenue and earnings within a challenging operating environment,” said Dave Heinzmann, Littelfuse President and Chief Executive Officer. “I am extremely proud of our day-to-day execution over the past several quarters, while continuing to execute on our strategic initiatives to deliver our five-year strategy. Across our end markets, we expect strong demand through the year, with content growth led by increased electrification and more sophisticated protection.”

Third Quarter of 2021*
For the third quarter, the company expects net sales in the range of $510 to $524 million and adjusted diluted EPS in the range of $3.07 to $3.23.

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*Littelfuse provides guidance on a non-GAAP (adjusted) basis. GAAP items excluded from guidance may include the after-tax impact of items including acquisition and integration costs, restructuring, impairment and other charges, certain purchase accounting adjustments, non-operating foreign exchange adjustments and significant and unusual items. These items are uncertain, depend on various factors, and could be material to results computed in accordance with GAAP. Littelfuse is not able to forecast the excluded items in order to provide the most directly comparable GAAP financial measure without unreasonable efforts.

Dividend
•The company will pay a cash dividend on its common stock of $0.53 per share on September 2, 2021 to shareholders of record as of August 19, 2021

Conference Call and Webcast Information
Littelfuse will host a conference call today, Wednesday, July 28, 2021, at 9:00 a.m. Central Time to discuss the results. The call will be broadcast live and available for replay at Littelfuse.com. A slide presentation will be available in the Investor Relations section of the company’s website at Littelfuse.com.

About Littelfuse
Littelfuse (NASDAQ: LFUS) is an industrial technology manufacturing company empowering a sustainable, connected, and safer world. Across more than 15 countries, and with 12,000 global associates, we partner with customers to design and deliver innovative, reliable solutions. Serving over 100,000 end customers, our products are found in a variety of industrial, transportation and electronics end markets – everywhere, every day. Learn more at Littelfuse.com.

“Safe Harbor” Statement under the Private Securities Litigation Reform Act of 1995
The statements in this press release that are not historical facts are intended to constitute "forward-looking statements" entitled to the safe-harbor provisions of the Private Securities Litigation Reform Act. These statements may involve risks and uncertainties, including, but not limited to, risks and uncertainties relating to general economic conditions; the severity and duration of the COVID-19 pandemic and the measures taken in response thereto and the effects of those items on the company’s business; product demand and market acceptance; the impact of competitive products and pricing; product quality problems or product recalls; capacity and supply difficulties or constraints; coal mining exposures reserves; failure of an indemnification for environmental liability; exchange rate fluctuations; commodity and other raw material price fluctuations; the effect of Littelfuse, Inc.'s ("Littelfuse" or the "Company") accounting policies; labor disputes; restructuring costs in excess of expectations; pension plan asset returns less than assumed; integration of acquisitions; uncertainties related to political or regulatory changes; and other risks which may be detailed in the company's Securities and Exchange Commission filings. Should one or more of these risks or uncertainties materialize or should the underlying assumptions prove incorrect, actual results and outcomes may differ materially from those indicated or implied in the forward-looking statements. This release should be read in conjunction with information provided in the financial statements appearing in the company's Annual Report on Form 10-K for the year ended December 26, 2020.

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Further discussion of the risk factors of the company can be found under the caption "Risk Factors" in the company's Annual Report on Form 10-K for the year ended December 26, 2020, and in other filings and submissions with the SEC, each of which are available free of charge on the company’s investor relations website at investor.littelfuse.com and on the SEC’s website at www.sec.gov. These forward-looking statements are made as of the date hereof. The company does not undertake any obligation to update, amend or clarify these forward-looking statements to reflect events or circumstances after the date hereof or to reflect the availability of new information.

Non-GAAP Financial Measures
The information included in this press release includes the non-GAAP financial measures of organic net sales growth, adjusted operating income, adjusted operating margin, adjusted EBITDA, adjusted EBITDA margin, adjusted diluted earnings per share, adjusted income taxes, adjusted effective tax rate, free cash flow, consolidated total gross debt, consolidated EBITDA (as defined in the private placement senior notes), and ratio of consolidated total gross debt to consolidated EBITDA. Many of these non-GAAP financial measures exclude the effect of certain expenses and income not related directly to the underlying performance of our fundamental business operations.

A reconciliation of these non-GAAP financial measures to the most directly comparable GAAP financial measures is set forth in the attached schedules.

The company believes that organic net sales growth, adjusted operating income, adjusted operating margin, adjusted EBITDA, adjusted EBITDA margin, adjusted diluted earnings per share, adjusted income taxes, and adjusted effective tax rate provide useful information to investors regarding its operational performance because they enhance an investor’s overall understanding of our core financial performance and facilitate comparisons to historical results of operations, by excluding items that are not related directly to the underlying performance of our fundamental business operations or were not part of our business operations during a comparable period. The company believes that free cash flow is a useful measure of its ability to generate cash. The company believes that consolidated total gross debt, consolidated EBITDA, and ratio of consolidated total gross debt to consolidated EBITDA are useful measures of its credit position. The company believes that all of these non-GAAP financial measures are commonly used by financial analysts and others in the industries in which we operate, and thus further provide useful information to investors. Management additionally uses these measures when assessing the performance of the business and for business planning purposes. Note that our definitions of these non-GAAP financial measures may differ from those terms as defined or used by other companies.

CONTACT: Trisha Tuntland
Head of Investor Relations
(773) 628-2163
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LFUS-F

LITTELFUSE, INC.
CONDENSED CONSOLIDATED BALANCE SHEETS

	(Unaudited)
(in thousands)	June 26, 2021	December 26, 2020
ASSETS
Current assets:
Cash and cash equivalents	$616,330	$687,525
Short-term investments	18	54
Trade receivables, less allowances of $46,328 and $45,237 at June 26, 2021 and December 26, 2020, respectively	313,332	232,760
Inventories	325,774	258,002
Prepaid income taxes and income taxes receivable	3,961	3,029
Prepaid expenses and other current assets	59,503	35,939
Total current assets	1,318,918	1,217,309
Net property, plant, and equipment	352,826	344,178
Intangible assets, net of amortization	307,771	291,887
Goodwill	851,070	816,812
Investments	39,255	30,547
Deferred income taxes	9,837	11,224
Right of use lease assets, net	28,465	17,615
Other assets	19,356	18,021
Total assets	$2,927,498	$2,747,593
LIABILITIES AND EQUITY
Current liabilities:
Accounts payable	$205,138	$145,984
Accrued liabilities	126,445	110,478
Accrued income taxes	25,109	19,186
Current portion of long-term debt	25,000	—
Total current liabilities	381,692	275,648
Long-term debt, less current portion	626,917	687,034
Deferred income taxes	47,518	50,134
Accrued post-retirement benefits	43,176	45,802
Non-current operating lease liabilities	19,241	12,950
Other long-term liabilities	66,734	67,252
Total equity	1,742,220	1,608,773
Total liabilities and equity	$2,927,498	$2,747,593

LITTELFUSE, INC.
CONDENSED CONSOLIDATED STATEMENTS OF NET INCOME (LOSS)
(Unaudited)

	Three Months Ended		Six Months Ended
(in thousands, except per share data)	June 26, 2021	June 27, 2020	June 26, 2021	June 27, 2020
Net sales	$523,488	$307,337	$987,282	$653,433
Cost of sales	326,092	207,435	629,420	429,175
Gross profit	197,396	99,902	357,862	224,258

Selling, general, and administrative expenses	73,315	53,199	131,603	104,399
Research and development expenses	16,394	13,161	31,133	27,624
Amortization of intangibles	10,641	9,827	21,162	19,808
Restructuring, impairment, and other charges	789	35,665	1,226	39,627
Total operating expenses	101,139	111,852	185,124	191,458
Operating income (loss)	96,257	(11,950)	172,738	32,800

Interest expense	4,626	5,855	9,299	11,273
Foreign exchange (gain) loss	(1,676)	(6,010)	5,161	(3,426)
Other (income) expense, net	(1,890)	(1,210)	(9,627)	39
Income (loss) before income taxes	95,197	(10,585)	167,905	24,914
Income taxes	13,102	(1,594)	28,097	9,261
Net income (loss)	$82,095	$(8,991)	$139,808	$15,653

Earnings (loss) per share:
Basic	$3.34	$(0.37)	$5.69	$0.64
Diluted	$3.30	$(0.37)	$5.62	$0.64

Weighted-average shares and equivalent shares outstanding:
Basic	24,592	24,312	24,562	24,353
Diluted	24,900	24,312	24,894	24,520

Comprehensive income (loss)	$87,549	$(11,408)	$140,391	$(1,743)

LITTELFUSE, INC.
CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS
(Unaudited)

	Six Months Ended
(in thousands)	June 26, 2021	June 27, 2020
OPERATING ACTIVITIES
Net income	$139,808	$15,653
Adjustments to reconcile net income to net cash provided by operating activities:	63,947	96,009
Changes in operating assets and liabilities:
Trade receivables	(69,881)	13,914
Inventories	(38,205)	(10,761)
Accounts payable	38,955	3,439
Accrued liabilities and income taxes	4,488	(19,144)
Prepaid expenses and other assets	(12,766)	2,176
Net cash provided by operating activities	126,346	101,286

INVESTING ACTIVITIES
Acquisitions of businesses, net of cash acquired	(109,852)	—
Purchases of property, plant, and equipment	(32,657)	(29,479)
Net proceeds from sale of property, plant, and equipment, and other	2,569	89
Net cash used in investing activities	(139,940)	(29,390)

FINANCING ACTIVITIES
Net (payments) proceeds from credit facility	(30,000)	95,000
Purchases of common stock	—	(22,927)
Cash dividends paid	(23,596)	(23,403)
All other cash provided by financing activities	4,413	1,856
Net cash (used in) provided by financing activities	(49,183)	50,526
Effect of exchange rate changes on cash, cash equivalents, and restricted cash	(2,894)	(1,694)
(Decrease) increase in cash, cash equivalents, and restricted cash	(65,671)	120,728
Cash, cash equivalents, and restricted cash at beginning of period	687,525	531,139
Cash, cash equivalents, and restricted cash at end of period	$621,854	$651,867

LITTELFUSE, INC.
NET SALES AND OPERATING INCOME (LOSS) BY SEGMENT
(Unaudited)

	Second Quarter			Year-to-Date
(in thousands)	2021	2020	% Growth /(Decline)	2021	2020	% Growth /(Decline)
Net sales
Electronics	$325,347	$223,271	45.7%	$611,882	$437,460	39.9%
Automotive	133,318	61,999	115.0%	261,847	166,769	57.0%
Industrial	64,823	22,067	193.8%	113,553	49,204	130.8%
Total net sales	$523,488	$307,337	70.3%	$987,282	$653,433	51.1%

Operating income (loss)
Electronics	$74,236	$32,651	127.4%	$129,759	$64,923	99.9%
Automotive	19,258	(8,857)	317.4%	39,574	5,259	652.5%
Industrial	8,375	(23)	36,513.0%	11,881	3,511	238.4%
Other(a)	(5,612)	(35,721)	N.M.	(8,476)	(40,893)	N.M.
Total operating income (loss)	$96,257	$(11,950)	905.5%	$172,738	$32,800	426.6%
Operating Margin	18.4%	(3.9)%		17.5%	5.0%

Interest expense	4,626	5,855		9,299	11,273
Foreign exchange (gain) loss	(1,676)	(6,010)		5,161	(3,426)
Other (income) expense, net	(1,890)	(1,210)		(9,627)	39
Income (loss) before income taxes	$95,197	$(10,585)	999.4%	$167,905	$24,914	573.9%

(a) "other" typically includes non-GAAP adjustments such as acquisition-related and integration costs, purchase accounting inventory adjustments and restructuring and impairment charges. (See Supplemental Financial Information for details.)

N.M. - Not meaningful

	Second Quarter			Year-to-Date
(in thousands)	2021	2020	% Growth /(Decline)	2021	2020	% Growth /(Decline)
Operating Margin
Electronics	22.8%	14.6%	8.2%	21.2%	14.8%	6.4%
Automotive	14.4%	(14.3)%	28.7%	15.1%	3.2%	11.9%
Industrial	12.9%	(0.1)%	13.0%	10.5%	7.1%	3.4%

LITTELFUSE, INC.
SUPPLEMENTAL FINANCIAL INFORMATION
(In millions of USD except per share amounts - unaudited)

Non-GAAP EPS reconciliation
	Q2-21	Q2-20	YTD-21	YTD-20
GAAP diluted EPS	$3.30	$(0.37)	$5.62	$0.64
EPS impact of Non-GAAP adjustments (below)	0.11	1.08	0.46	1.36
Adjusted diluted EPS	$3.41	$0.71	$6.08	$2.00

Non-GAAP adjustments - (income)/expense
	Q2-21	Q2-20	YTD-21	YTD-20
Acquisition-related and integration costs (a)	$0.5	$0.1	$1.3	$1.3
Purchase accounting inventory adjustments (b)	3.3	—	6.8
Restructuring, impairment and other charges (c)	0.8	35.6	1.3	39.6
Loss (gain) on sale of fixed assets (d)	1.0	—	(0.9)	—
Non-GAAP adjustments to operating income	5.6	35.7	8.5	40.9
Other expense, net (e)	0.5	2.0	0.5	2.0
Non-operating foreign exchange (gain) loss	(1.7)	(6.0)	5.2	(3.4)
Non-GAAP adjustments to income before income taxes	4.4	31.7	14.2	39.5
Income taxes (f)	1.7	5.4	2.5	6.1
Non-GAAP adjustments to net income	$2.7	$26.3	$11.7	$33.4

Total EPS impact	$0.11	$1.08	$0.46	$1.36

Adjusted operating margin / Adjusted EBITDA reconciliation
	Q2-21	Q2-20	YTD-21	YTD-20
Net sales	$523.5	$307.3	$987.3	$653.4
GAAP operating income (loss)	96.3	$(12.0)	172.7	$32.8
Add back non-GAAP adjustments	5.6	35.7	8.5	40.9
Adjusted operating income	$101.9	$23.7	$181.2	$73.7
Adjusted operating margin	19.5%	7.7%	18.4%	11.3%
Add back amortization	10.6	9.8	21.2	19.8
Add back depreciation	13.6	13.9	27.3	27.7
Adjusted EBITDA	$126.1	$47.4	$229.7	$121.2
Adjusted EBITDA margin	24.1%	15.4%	23.3%	18.5%

Net sales reconciliation	Q2-21 vs. Q2-20
	Electronics	Automotive	Industrial	Total
Net sales growth	46%	115%	194%	70%
Less:
Acquisitions	—	—	120%	9%
Transfer a product line between segments	(1)%	—%	12%	—%
FX impact	3%	9%	2%	4%
Organic net sales growth	44%	106%	60%	57%

Net sales reconciliation	YTD-21 vs. YTD-20
	Electronics	Automotive	Industrial	Total
Net sales growth	40%	57%	131%	51%
Less:
Acquisitions	—	—	88%	6%
Transfer a product line between segments	(1)%	—%	9%	—%
FX impact	3%	7%	2%	4%
Organic net sales growth	38%	50%	32%	41%

Income tax reconciliation
	Q2-21	Q2-20	YTD-21	YTD-20
Income taxes	$13.1	$(1.6)	$28.1	$9.3
Effective rate	13.8%	15.1%	16.7%	37.2%
Non-GAAP adjustments - income taxes	1.7	5.4	2.5	6.1
Adjusted income taxes	$14.8	$3.8	$30.6	$15.4
Adjusted effective rate	14.8%	18.2%	16.8%	23.8%
Free cash flow reconciliation
	Q2-21	Q2-20	YTD-21	YTD-20
Net cash provided by operating activities	$76.2	$56.0	$126.3	$101.3
Less: Purchases of property, plant and equipment	(17.9)	(12.9)	(32.6)	(29.5)
Free cash flow	$58.2	$43.1	$93.7	$71.8

Consolidated Total Debt	As of June 26, 2021
Consolidated total gross debt	$655.6
Unamortized debt issuance costs	(3.7)
Consolidated Total Debt	$651.9

Consolidated EBITDA (as defined in the Private Placement Senior Notes) (1)	Twelve Months Ended June 26, 2021
Net Income	$254.1
Interest expense	19.1
Income taxes	50.1
Depreciation	55.7
Amortization	41.4
Non-cash additions (reductions):
Stock-based compensation expense	19.5
Purchase accounting inventory step-up charge	6.8
Unrealized gain on investments	(14.1)
Impairment charges	—
Other	(4.5)
Consolidated EBITDA (as defined in the Private Placement Senior Notes) (1)	$428.1

Ratio of Consolidated total gross debt to Consolidated EBITDA (as defined in Private Placement Senior Notes)*	1.5x
* Our Private Placement Senior Notes, with maturities ranging from 2022 to 2030, contain a financial ratio covenant providing that if, as of the last day of each fiscal quarter, the ratio of Consolidated total gross debt at such time to Consolidated EBITDA for the then most recently concluded period of four consecutive fiscal quarters of the Company exceeds 3.50:1.00, an Event of Default (as defined in the Private Placement Senior Notes) is triggered.

(1) Represents Consolidated EBITDA as defined in our Private Placement Senior Notes and is calculated using the most recently concluded period of four consecutive quarters.

Note: Total will not always foot due to rounding.

(a) reflected in selling, general and administrative expenses ("SG&A").
(b) reflected in cost of sales.
(c) For the fiscal year ended December 26, 2020, the Company presented restructuring, impairment and other charges as a separate caption in the Consolidated Statements of Net Income. Certain amounts in the prior period financial statements have been reclassified to conform to the presentation of the current period financial statements.
(d) reflected in SG&A, a loss of $1.0 million recorded during the second quarter of 2021 for a total year-to-date gain of $0.9 million from the sale of a building within the Electronics segment 2021.
(e) 2021 amount included $0.5 million of impairment charges on certain other investments. 2020 amount included $1.8 million increase in coal mining reserves and $0.2 million charge for an asset retirement obligation related to the disposal of a business in 2019.
(f) reflected the tax impact associated with the non-GAAP adjustments.

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